Filed Pursuant to 497(a)

File No. 333-229337

Rule 482ad

Oxford Square Capital Corp. Announces Offering of Notes

GREENWICH, CT – 03/26/2019 – Oxford Square Capital Corp. (NasdaqGS: OXSQ) (the “Company”) announced the commencement of a registered public offering of Notes (the “Notes”).

The Notes are expected to be listed on the NASDAQ Global Select Market and to trade thereon within 30 days of the original issue date.

The Company expects to use the net proceeds from this offering to primarily fund investments in debt securities and CLO investments in accordance with its investment objective and for other general corporate purposes.  The Company may use a portion of the net proceeds from the offering to repay outstanding indebtedness under its existing credit facility.   As of March 25, 2019, the Company had $77.4 million of indebtedness outstanding under the credit facility.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS) and BB&T Capital markets, a division of BB&T Securities, LLC are acting as joint book-running managers. B Riley FBR, Inc. and Incapital LLC, are acting as lead managers and National Securities corporation is acting as co-manager.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541). The preliminary prospectus supplement, dated March 26, 2019, and accompanying prospectus, dated March 25, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About Oxford Square Capital Corp.

Oxford Square Capital Corp. is a publicly-traded business development company principally investing in syndicated bank loans and debt and equity tranches of collateralized loan obligation (“CLO”) vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280